EXHIBIT 99.1

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-667-0473	Phone: 415-667-1841

SCHWAB REPORTS FOURTH QUARTER AND FULL YEAR RESULTS

Client Focus Drives Successful Growth – 2011 Revenues Rise 10%

December Net New Assets Exceed $10 Billion

SAN FRANCISCO, January 18, 2012 – The Charles Schwab Corporation announced today that its net income was $163 million for the fourth quarter of 2011, up 37% from $119 million for the year-earlier period. The company’s fourth quarter 2010 net income was $218 million prior to the inclusion of charges relating to the Schwab YieldPlus® Fund. For the twelve months ended December 31, 2011, the company’s net income was $864 million, up 90% year-over-year. The company’s 2010 net income prior to the inclusion of charges relating to YieldPlus and other previously disclosed matters totaled $775 million.

	Three Months Ended —December 31,—		% Change	Twelve Months Ended —December 31,—		% Change
Financial Highlights	2011	2010		2011	2010
Net revenues (in millions)	$1,113	$1,127	(1)%	$4,691	$4,248	10%
Net income (in millions)	$163	$119	37%	$864	$454	90%
Diluted earnings per share	$.13	$.10	30%	$.70	$.38	84%
Pre-tax profit margin	22.6%	20.3%		29.7%	18.3%
Return on stockholders’ equity (annualized)	8%	8%		12%	8%

President and CEO Walt Bettinger said, “Throughout 2011, we continued to successfully grow our business, deliver strong near-term profitability and build the company’s earnings power in the midst of a sustained tough operating environment. We ended 2011 with solid client metrics – net new assets totaled $10.5 billion in December, the highest of the year excluding significant one-time flows, and core net new assets totaled an industry-leading $82.3 billion for the year, up from $78.1 billion in 2010. Client assets totaled $1.68 trillion as of month-end December 2011, up 7% year-over-year. Additionally, we added over 1.1 million new brokerage accounts to our client base during 2011 and ended the year serving 8.6 million active brokerage accounts, 780,000 banking accounts and 1.49 million corporate retirement plan participants, which were up 7%, 13% and 1%, respectively.”

Mr. Bettinger continued, “Schwab’s financial performance is not immune to the challenges posed by the current economic environment, which led to sequential declines in all of our major revenue lines in the fourth quarter, yet the company’s pre-tax profit margin still exceeded 22% for the quarter and 29% for full-year 2011. At the same time, we’re building long-term stockholder value by focusing on the things under our control, such as revenue diversification and sustained, disciplined investment for growth. As we move forward with initiatives like the integration of optionsXpress, our index-based 401(k) offering, and enhanced technology for independent advisors, we are simultaneously expanding both our client service capabilities and our non rate-sensitive revenues. We remain convinced that pursuing the strategy and operating priorities already in place at Schwab represents the best path forward – we believe this will produce a superior service experience for clients and outsized improvement in earnings for stockholders as market conditions turn.”

CFO Joe Martinetto commented, “We delivered on our financial commitments in 2011. Our full-year performance, which included 9% revenue growth and 7% expense growth before the inclusion of optionsXpress and certain charges, was actually ahead of our expectations given further declines in interest rates during the year and the fact that the broad equity indices spent a significant amount of time below breakeven before ending with minimal, or negative returns. As we’ve been discussing recently, our fourth quarter results were particularly impacted by elevated market volatility and lower rates, which persisted through year-end. Despite these conditions, ongoing growth in our client base enabled us to keep asset management and administration fees nearly flat between the third and fourth quarters, and we expect to combine our continued growth with sustained expense discipline to deliver improving revenues and earnings once the rate environment at least stabilizes.”

Mr. Martinetto concluded, “Along with producing improved profitability, our remaining financial priorities – sustaining a healthy balance sheet and supporting continued growth in our business – haven’t changed. Our asset quality remains high with limited credit-related losses, and we ended the year with $7.7 billion in stockholders’ equity and regulatory capital ratios that were at or above our target levels. In addition, we continue to maintain substantial sources of available liquidity, including over $900 million in cash and investments at the parent level. We see another year of strong balance sheet growth in 2012 as our client initiatives yield stronger business momentum and we continue our work to optimize net interest income.”

Business highlights for the fourth quarter (data as of quarter-end unless otherwise noted):

Investor Services

•	Net new accounts for the quarter totaled approximately 13,000, down 66% year-over-year. Total accounts reached 5.7 million as of December 31, 2011, up 2% year-over-year.

•

Introduced new features for StreetSmart Edge®, including flexible order entry capabilities, customizable stock screening, enriched market monitoring with the Momentum Tool, and integrated access to Schwab’s ETF screener.

•	Expanded the company’s integrated mobile brokerage and banking capabilities with the new Schwab application for the iPad®.

•	Redesigned the award-winning educational website, www.SchwabMoneyWise.com, to offer a more contemporary look, more intuitive navigation and improved integration with social media.

Institutional Services

Advisor Services

•

Launched Schwab OpenView Workflow Library™, a key part of the Schwab Intelligent Integration initiative. The library includes comprehensive best practices and customized workflows for working with Schwab and with select CRM providers.

•

Showcased numerous new technology, product and practice management offerings at Schwab’s annual IMPACT® conference, one of the country’s largest annual gatherings of independent investment advisors. The conference experienced record-breaking attendance with over 4,300 total attendees.

Other Institutional Services

•

Completed the acquisition of Compliance11, Inc., a provider of compliance software, to augment the Designated Brokerage Services offering. The acquisition enables Schwab to expand the compliance monitoring and reporting tools it offers to corporate clients.

•

Enhanced the Schwab EquiView® recordkeeping system to offer automated exercise restrictions, restricted stock unit deferral functionality, scenario testing and team training to improve the client experience for stock plan sponsors and their employees.

Products and Infrastructure

•	For Charles Schwab Bank:

¡	Balance sheet assets = $66.1 billion, up 20% year-over-year.

¡	Outstanding mortgage and home equity loans = $9.1 billion, up 11% year-over-year.

¡	First mortgage originations during the quarter = $951 million.

¡	Delinquency, nonaccrual, and loss reserve ratios for Schwab Bank’s loan portfolio = 0.81%, 0.53% and 0.55%, respectively, at month-end December.

•	Launched Schwab Equity Ratings International, an international stock ranking methodology covering approximately 4,000 large and small cap stocks in 28 foreign equity markets.

•	Introduced the Schwab U.S. Dividend Equity ETF™ (SCHD), expanding the company’s existing proprietary offering to 15 equity and fixed income ETFs.

•	Schwab Bank High Yield Investor Checking® accounts = 593,000, with $10.8 billion in balances.

•	Client assets managed by Windhaven™ totaled $8.6 billion, up 19% from the third quarter of 2011.

•	Total assets under management in Schwab ETFs™ = $5.0 billion. Total assets in Schwab Managed Portfolios-ETFs = $2.4 billion.

Apple, the Apple logo, iPad, and iPhone are trademarks of Apple Inc. registered in the U.S. and other countries.

Supporting schedules are either attached or located at: http://www.aboutschwab.com/media/xls/q4_2011_schedule.xls

Forward Looking Statements

This press release contains forward looking statements relating to the company building long-term stockholder value, expanding non rate-sensitive revenues, producing a superior service experience for clients and outsized improvement in earnings, continuing growth, sustaining expense discipline, delivering improving revenues and earnings, improving profitability and optimizing net interest income. Achievement of these expectations is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important factors that may cause such differences include, but are not limited to, the company’s ability to successfully integrate acquisitions and achieve the expected benefits; develop and launch new products, services and capabilities in a timely and successful manner; general market conditions, including the level of interest rates, equity valuations and trading activity; the company’s ability to attract and retain clients and grow client assets/relationships; the impact of changes in market conditions on money market fund fee waivers, revenue, expenses and pre-tax margins; competitive pressures on rates and fees; the level of client assets, including cash balances; capital needs; level of expenses; adverse developments in litigation or regulatory matters and the extent of any charges associated with legal matters; the adverse impact of financial reform legislation and related regulations; financial results of competitors; and other factors set forth in the company’s Form 10-Q for the period ended September 30, 2011.

About Charles Schwab

The Charles Schwab Corporation (NYSE: SCHW) is a leading provider of financial services, with more than 300 offices and 8.6 million active brokerage accounts, 1.49 million corporate retirement plan participants, 780,000 banking accounts, and $1.68 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through Schwab Advisor Services. Its banking subsidiary, Charles Schwab Bank (member FDIC and an Equal Housing Lender), provides banking and mortgage services and products. More information is available at www.schwab.com and www.aboutschwab.com.

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THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Net Revenues
Asset management and administration fees	$458	$497	$1,928	$1,822

Interest revenue	436	462	1,900	1,723
Interest expense	(41)	(48)	(175)	(199)

Net interest revenue	395	414	1,725	1,524

Trading revenue	233	206	927	830
Other	41	36	160	135
Provision for loan losses	(5)	(9)	(18)	(27)
Net impairment losses on securities (1)	(9)	(17)	(31)	(36)

Total net revenues	1,113	1,127	4,691	4,248

Expenses Excluding Interest
Compensation and benefits	442	397	1,732	1,573
Professional services	99	92	387	341
Occupancy and equipment	79	70	301	272
Advertising and market development	69	57	228	196
Communications	54	53	220	207
Depreciation and amortization	48	38	155	146
Class action litigation and regulatory reserve	—	124	7	320
Money market mutual fund charges	—	—	—	132
Other	70	67	269	282

Total expenses excluding interest	861	898	3,299	3,469

Income before taxes on income	252	229	1,392	779
Taxes on income	(89)	(110)	(528)	(325)

Net Income	$163	$119	$864	$454

Weighted-Average Common Shares Outstanding — Diluted	1,271	1,200	1,229	1,194

Earnings Per Share — Basic	$.13	$.10	$.70	$.38
Earnings Per Share — Diluted	$.13	$.10	$.70	$.38

(1)

Net impairment losses on securities include total other-than-temporary impairment losses of $5 million and $0 million, net of $(4) million and $(17) million recognized in other comprehensive income, for the three months ended December 31, 2011 and 2010, respectively, and total other-than-temporary impairment losses of $18 million and $41 million, net of $(13) million and $5 million recognized in other comprehensive income, for the twelve months ended December 31, 2011 and 2010, respectively.

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q4-11 % change		2011				2010
(In millions, except per share amounts and as noted)	vs. Q4-10	vs. Q3-11	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net Revenues
Asset management and administration fees	(8%)	(2%)	$458	$466	$502	$502	$497
Net interest revenue	(5%)	(11%)	395	443	451	436	414
Trading revenue	13%	(6%)	233	248	205	241	206
Other	14%	(9%)	41	45	35	39	36
Provision for loan losses	(44%)	(38%)	(5)	(8)	(1)	(4)	(9)
Net impairment losses on securities	(47%)	(31%)	(9)	(13)	(2)	(7)	(17)

Total net revenues	(1%)	(6%)	1,113	1,181	1,190	1,207	1,127

Expenses Excluding Interest
Compensation and benefits	11%	4%	442	423	430	437	397
Professional services	8%	(5%)	99	104	92	92	92
Occupancy and equipment	13%	1%	79	78	73	71	70
Advertising and market development	21%	44%	69	48	51	60	57
Communications	2%	(4%)	54	56	54	56	53
Depreciation and amortization	26%	23%	48	39	33	35	38
Class action litigation and regulatory reserve (1)	N/M	—	—	—	7	—	124
Other	4%	(4%)	70	73	64	62	67

Total expenses excluding interest	(4%)	5%	861	821	804	813	898

Income before taxes on income	10%	(30%)	252	360	386	394	229
Taxes on income	(19%)	(36%)	(89)	(140)	(148)	(151)	(110)

Net Income	37%	(26%)	$163	$220	$238	$243	$119

Basic earnings per share	30%	(28%)	$.13	$.18	$.20	$.20	$.10
Diluted earnings per share	30%	(28%)	$.13	$.18	$.20	$.20	$.10
Dividends declared per common share			$.06	$.06	$.06	$.06	$.06
Weighted-average common shares outstanding - diluted	6%	3%	1,271	1,229	1,210	1,207	1,200

Performance Measures
Pre-tax profit margin			22.6%	30.5%	32.4%	32.6%	20.3%
Return on stockholders’ equity (annualized)			8%	12%	14%	15%	8%

Financial Condition (at quarter end, in billions)
Cash and investments segregated	15%	(4%)	$26.0	$27.0	$23.8	$23.1	$22.7
Receivables from brokerage clients	(1%)	—	$11.1	$11.1	$11.6	$11.3	$11.2
Loans to banking clients	13%	1%	$9.8	$9.7	$9.5	$9.1	$8.7
Total assets (2)	17%	6%	$108.6	$102.9	$97.6	$94.9	$92.6
Deposits from banking clients	20%	13%	$60.9	$54.1	$52.3	$51.3	$50.6
Payables to brokerage clients	15%	(3%)	$35.5	$36.6	$33.9	$32.1	$30.9
Long-term debt	—	—	$2.0	$2.0	$2.0	$2.0	$2.0
Stockholders’ equity	24%	—	$7.7	$7.7	$6.7	$6.5	$6.2

Other
Full-time equivalent employees (at quarter end, in thousands)	10%	1%	14.1	13.9	13.2	13.1	12.8
Annualized net revenues per average full-time equivalent employee (in thousands)	(11%)	(10%)	$316	$350	$361	$371	$355
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions)	8%	2%	$55	$54	$44	$37	$51

Clients’ Daily Average Trades (in thousands)
Revenue trades (3)	13%	(5%)	307.4	323.1	264.9	319.9	271.6
Asset-based trades (4)	17%	(9%)	45.9	50.6	43.6	48.8	39.3
Other trades (5)	26%	5%	106.3	101.7	88.6	103.8	84.6

Total	16%	(3%)	459.6	475.4	397.1	472.5	395.5

Average Revenue Per Revenue Trade (3)	1%	1%	$12.21	$12.04	$12.23	$12.12	$12.07

(1)	Includes a regulatory reserve relating to the Schwab YieldPlus Fund®.

(2)

Total assets as of December 31, and September 30, 2011, reflect preliminary purchase accounting for the assignment of fair values to optionsXpress Holdings, Inc.’s assets and liabilities acquired. Amounts are subject to refinement as information relative to the closing date fair values becomes available.

(3)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(4)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

(5)	Includes all commission free trades, including Schwab Mutual Fund OneSource® funds and ETFs, and other proprietary products.

N/M Not meaningful.

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

THE CHARLES SCHWAB CORPORATION

Net Interest Revenue Information

(In millions)

(Unaudited)

	Three Months Ended December 31,						Twelve Months Ended December 31,
	2011			2010			2011			2010
	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate
Interest-earning assets:
Cash and cash equivalents	$5,736	$4	0.28%	$5,551	$3	0.21%	$5,554	$13	0.23%	$7,269	$19	0.26%
Cash and investments segregated	27,912	9	0.13%	21,017	16	0.30%	25,831	39	0.15%	19,543	57	0.29%
Broker-related receivables (1)	203	—	0.04%	379	—	0.16%	310	—	0.05%	317	—	0.08%
Receivables from brokerage clients	10,225	111	4.31%	9,754	115	4.68%	10,637	467	4.39%	8,981	437	4.87%
Other securities owned (1)	—	—	—	—	—	—	—	—	—	74	—	0.45%
Securities available for sale (2)	30,789	124	1.60%	25,298	110	1.73%	27,486	456	1.66%	24,209	486	2.01%
Securities held to maturity	15,268	79	2.05%	15,308	121	3.14%	16,050	492	3.07%	10,440	361	3.46%
Loans to banking clients	9,857	79	3.18%	8,534	71	3.30%	9,472	310	3.27%	7,987	275	3.44%
Loans held for sale	74	1	3.99%	116	1	4.43%	65	3	4.62%	80	4	5.00%

Total interest-earning assets	100,064	407	1.61%	85,957	437	2.02%	95,405	1,780	1.87%	78,900	1,639	2.08%

Other interest revenue		29			25			120			84

Total interest-earning assets	$100,064	$436	1.73%	$85,957	$462	2.13%	$95,405	$1,900	1.99%	$78,900	$1,723	2.18%

Funding sources:
Deposits from banking clients	$55,822	$13	0.09%	$49,082	$20	0.16%	$52,701	$62	0.12%	$44,858	$105	0.23%
Payables to brokerage clients (1)	32,079	1	0.01%	24,530	—	0.01%	29,992	3	0.01%	22,715	2	0.01%
Long-term debt	2,002	27	5.35%	2,008	28	5.53%	2,004	108	5.39%	1,648	92	5.58%

Total interest-bearing liabilities	89,903	41	0.18%	75,620	48	0.25%	84,697	173	0.20%	69,221	199	0.29%

Non-interest-bearing funding sources	10,161			10,337			10,708			9,679
Other interest expense		—			—			2			—

Total funding sources	$100,064	$41	0.16%	$85,957	$48	0.22%	$95,405	$175	0.18%	$78,900	$199	0.25%

Net interest revenue		$395	1.57%		$414	1.91%		$1,725	1.81%		$1,524	1.93%

(1)	Interest revenue or expense was less than $500,000 in the period or periods presented.

(2)	Amounts have been calculated based on amortized cost.

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

Notes to Consolidated Statements of Income, Financial and Operating Highlights,

and Net Interest Revenue Information

(Unaudited)

The Company

The consolidated statements of income, financial and operating highlights, and net interest revenue information include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and Charles Schwab Bank. Certain prior year amounts have been reclassified to conform to the 2011 presentation. The consolidated statements of income, financial and operating highlights, and net interest revenue information should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

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THE CHARLES SCHWAB CORPORATION

Asset Management and Administration Fees Information

(In millions)

(Unaudited)

	Three Months Ended December 31,						Twelve Months Ended December 31,
	2011			2010			2011			2010
	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee
Schwab money market funds before fee waivers	$157,863	$226	0.57%	$151,059	$212	0.56%	$153,478	$865	0.56%	$157,858	$865	0.55%
Fee waivers		(168)			(102)			(568)			(433)

Schwab money market funds	157,863	58	0.15%	151,059	110	0.29%	153,478	297	0.19%	157,858	432	0.27%
Equity and bond funds (1)	40,711	29	0.28%	37,698	30	0.32%	41,347	118	0.29%	35,287	114	0.32%
Mutual Fund OneSource ®	200,779	160	0.32%	202,422	165	0.32%	210,907	680	0.32%	188,789	608	0.32%

Total mutual funds (2)	$399,353	247	0.25%	$391,179	305	0.31%	$405,732	1,095	0.27%	$381,934	1,154	0.30%

Advice solutions (2, 3)	$108,048	130	0.48%	$102,425	119	0.46%	$109,703	522	0.48%	$98,092	384	0.39%
Other (4)		81			73			311			284

Total asset management and administration fees		$458			$497			$1,928			$1,822

(1)	Includes Schwab ETFs.

(2)

Advice solutions include separately managed accounts, customized personal advice for tailored portfolios, and specialized planning and full-time portfolio management offered through the Company’s Schwab Private Client, Schwab Managed Portfolio and Managed Account Select programs. Advice solutions also includes Schwab Advisor Network, Schwab Advisor Source, and Windhaven. Average client assets for advice solutions may also include the asset balances contained in the three categories of mutual funds listed above.

(3)

Revenue includes temporary fee rebates of $1 million and $63 million in the fourth quarter of and twelve months ended 2010, respectively, relating to client assets that participated in advisory and managed account programs under a rebate program that ended in 2010.

(4)	Includes various asset based fees, such as trust fees, 401k record keeping fees, and mutual fund clearing and other service fees.

THE CHARLES SCHWAB CORPORATION

Reconciliation of Net Revenues, Expenses Excluding Interest, and Net Income Excluding Certain Items to Reported Amounts

(In millions)

(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change
Net Revenues Excluding Certain Items	$1,062	$1,127	(6%)	$4,623	$4,248	9%
optionsXpress net revenues (1)	51	—	N/M	68	—	N/M

Reported Net Revenues	$1,113	$1,127	(1%)	$4,691	$4,248	10%

Expenses Excluding Interest and Certain Items	$810	$774	5%	$3,208	$2,987	7%
optionsXpress expenses (2)	51	—	N/M	84	—	N/M
Class action litigation and regulatory reserve (3)	—	124	N/M	7	320	N/M
Money market mutual fund charges (4)	—	—	—	—	132	N/M
Other expense (5)	—	—	—	—	30	N/M

Total expenses excluded	51	124	N/M	91	482	N/M

Reported Expenses Excluding Interest	$861	$898	(4%)	$3,299	$3,469	(5%)

Net Income Excluding Certain Items	$163	$218	(25%)	$880	$775	14%
Add: Revenues excluded above	51	—	N/M	68	—	N/M
Less: Expenses excluded above	51	124	N/M	91	482	N/M
Tax expense (benefit)	—	(25)	N/M	(7)	(161)	N/M

Reported Net Income	$163	$119	37%	$864	$454	90%

(1)	Includes net revenues of optionsXpress Holdings, Inc. (optionsXpress) from the date of acquisition of September 1, 2011.

(2)

Includes non-recurring costs relating to the acquisition and integration of optionsXpress, which totaled $2 million and $20 million in the fourth quarter and twelve months ended 2011, respectively, as well as operating expenses from September 1, 2011.

(3)	Relates to the Schwab YieldPlus Fund®.

(4)	Relates to losses recognized by the Schwab money market mutual funds.

(5)	Relates to the termination of the Company’s Invest First® and WorldPoints(a) Visa(b) credit card program.

N/M	Not meaningful.

(a)	WorldPoints is a registered trademark of FIA Card Services, N.A.; (b)Visa is a registered trademark of Visa International Service Association.

THE CHARLES SCHWAB CORPORATION

Growth in Client Assets and Accounts

(Unaudited)

	Q4-11 % Change		2011				2010
(In billions, at quarter end, except as noted)	vs. Q4-10	vs. Q3-11	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	19%	6%	$96.4	$90.9	$86.5	$83.7	$81.1
Proprietary funds (Schwab Funds® and Laudus Funds®):
Money market funds	3%	3%	159.8	155.5	152.0	152.2	154.5
Equity and bond funds	(17%)	11%	38.2	34.3	49.6	48.9	46.0

Total proprietary funds	(1%)	4%	198.0	189.8	201.6	201.1	200.5

Mutual Fund Marketplace® (1)
Mutual Fund OneSource®	(5%)	6%	198.6	187.9	220.8	219.7	208.6
Mutual fund clearing services	148%	6%	104.2	98.6	43.7	42.8	42.1
Other third-party mutual funds	5%	5%	305.9	290.4	314.2	307.7	291.8

Total Mutual Fund Marketplace	12%	6%	608.7	576.9	578.7	570.2	542.5

Total mutual fund assets	9%	5%	806.7	766.7	780.3	771.3	743.0

Equity and other securities (1)	3%	10%	607.9	552.9	624.5	631.0	589.4
Fixed income securities	3%	—	176.9	176.4	175.1	171.5	171.3
Margin loans outstanding	(1%)	(3%)	(10.2)	(10.5)	(10.9)	(10.6)	(10.3)

Total client assets	7%	6%	$1,677.7	$1,576.4	$1,655.5	$1,646.9	$1,574.5

Client assets by business
Investor Services	2%	6%	$697.9	$655.4	$711.6	$714.8	$686.5
Advisor Services	4%	6%	679.0	640.1	697.8	688.6	654.9
Other Institutional Services	29%	7%	300.8	280.9	246.1	243.5	233.1

Total client assets by business	7%	6%	$1,677.7	$1,576.4	$1,655.5	$1,646.9	$1,574.5

Net growth in assets in client accounts (for the quarter ended)
Net new assets
Investor Services (2)	6%	(54%)	$5.3	$11.6	$2.0	$5.7	$5.0
Advisor Services (2)	(44%)	(13%)	9.2	10.6	10.6	14.2	16.4
Other Institutional Services (3)	46%	(89%)	7.0	63.8	2.8	3.1	4.8

Total net new assets	(18%)	(75%)	21.5	86.0	15.4	23.0	26.2

Net market gains (losses)	4%	N/M	79.8	(165.1)	(6.8)	49.4	77.0

Net growth (decline)	(2%)	N/M	$101.3	$(79.1)	$8.6	$72.4	$103.2

New brokerage accounts (in thousands, for the quarter ended) (4)	(10%)	(60%)	203	506	205	224	225
Clients (in thousands)
Active Brokerage Accounts	7%	—	8,552	8,510	8,140	8,072	7,998
Banking Accounts	13%	1%	780	769	745	719	690
Corporate Retirement Plan Participants	1%	2%	1,492	1,462	1,439	1,444	1,477

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)

Includes inflows of $7.5 billion in Investor Services from the acquisition of optionsXpress Holdings, Inc. in the third quarter of 2011. Includes inflows of $520 million in Investor Services and $1.5 billion in Advisor Services from the acquisition of Windhaven in the fourth quarter of 2010.

(3)

Includes inflows of $60.9 billion from mutual fund clearing services clients in the third quarter of 2011. Includes outflows of $2.1 billion from a mutual fund clearing services client in the first quarter of 2011. Includes inflows of $1.2 billion from a mutual fund clearing services client in the fourth quarter of 2010.

(4)	Includes 315,000 new brokerage accounts from the acquisition of optionsXpress Holdings, Inc. in the third quarter of 2011.

N/M	Not meaningful.

The Charles Schwab Corporation Monthly Market Activity Report For December 2011

	2010 Dec	2011 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov		% change
													Dec	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1)	11.4	6.4	7.8	8.8	(0.5)	9.4	6.5	9.9	62.4	13.7	5.0	6.0	10.5	75%	(8%)
Net Market Gains (Losses)	50.2	13.5	33.2	2.7	35.0	(18.1)	(23.7)	(15.9)	(58.0)	(91.2)	97.4	(13.4)	(4.2)

Total Client Assets (at month end, in billions of dollars)	1,574.5	1,594.4	1,635.4	1,646.9	1,681.4	1,672.7	1,655.5	1,649.5	1,653.9	1,576.4	1,678.8	1,671.4	1,677.7	—	7%

New Brokerage Accounts (2) (in thousands)	99	74	68	82	83	61	61	56	71	379	64	64	75	17%	(24%)

Clients (at month end, in thousands)
Active Brokerage Accounts	7,998	8,022	8,044	8,072	8,112	8,127	8,140	8,152	8,181	8,510	8,523	8,534	8,552	—	7%
Banking Accounts	690	701	710	719	728	736	745	754	765	769	774	777	780	—	13%
Corporate Retirement Plan Participants	1,477	1,455	1,438	1,444	1,436	1,436	1,439	1,443	1,452	1,462	1,468	1,478	1,492	1%	1%

Clients’ Daily Average Trades (3) (in thousands)	401.1	511.8	478.0	433.7	435.0	395.9	363.8	404.1	545.3	466.8	509.5	433.5	435.1	—	8%

Market Indices (at month end)
Dow Jones Industrial Average	11,578	11,892	12,226	12,320	12,811	12,570	12,414	12,143	11,614	10,913	11,955	12,046	12,218	1%	6%
Nasdaq Composite	2,653	2,700	2,782	2,781	2,874	2,835	2,774	2,756	2,579	2,415	2,684	2,620	2,605	(1%)	(2%)
Standard & Poor’s 500	1,258	1,286	1,327	1,326	1,364	1,345	1,321	1,292	1,219	1,131	1,253	1,247	1,258	1%	—

Daily Average Market Share Volume (in millions)
NYSE	4,049	4,796	4,421	4,354	3,957	3,813	3,890	3,798	5,781	4,584	4,773	4,053	3,576	(12%)	(12%)
Nasdaq	1,686	2,035	2,085	2,007	1,907	2,022	2,001	1,890	2,514	2,084	2,086	1,852	1,606	(13%)	(5%)
Total US Exchanges	6,708	8,114	7,769	7,826	7,015	7,183	7,226	6,955	10,526	8,455	8,614	7,319	6,345	(13%)	(5%)

Mutual Fund Net Buys (Sells) (4) (in millions of dollars)
Large Capitalization Stock	81.8	538.4	279.9	(98.7)	(521.7)	(652.9)	(656.5)	(1,345.0)	(431.2)	(226.7)	(686.0)	(640.2)	(840.8)
Small / Mid Capitalization Stock	388.6	522.9	317.0	(65.1)	56.8	(303.3)	(787.5)	(611.7)	(965.8)	(301.8)	(276.2)	(424.5)	(483.7)
International	379.6	592.1	39.3	380.4	192.6	107.1	(179.8)	(494.4)	(479.4)	(378.1)	(267.6)	(484.2)	(1,034.9)
Specialized	61.4	274.5	365.9	148.1	127.5	536.7	271.5	63.1	(52.5)	136.2	(214.2)	266.1	(161.6)
Hybrid	652.4	953.7	1,040.0	1,188.4	807.0	478.7	263.8	(16.6)	170.7	(31.5)	59.4	(153.3)	158.1
Taxable Bond	(1,331.7)	1,360.8	1,029.9	1,290.1	1,661.4	1,932.1	1,315.2	762.3	(669.0)	980.1	1,265.5	642.7	1,079.3
Tax-Free Bond	(925.4)	(551.8)	(272.8)	(167.9)	(195.4)	(16.5)	62.3	85.1	(317.9)	90.5	120.7	293.2	459.9
Money Market Funds	2,852.5	(666.7)	(359.6)	(1,292.1)	(3,285.7)	1,455.8	1,605.5	228.3	5,882.3	(1,263.4)	1,748.8	(178.2)	2,697.6

(1)

September 2011 includes inflows of $7.5 billion related to the acquisition of optionsXpress Holdings, Inc. August 2011 includes inflows of $56.1 billion from a mutual fund clearing services client. July 2011 includes inflows of $4.8 billion from a mutual fund clearing services client. January 2011 includes outflows of $2.1 billion from a mutual fund clearing services client.

(2)	September 2011 includes 315,000 new brokerage accounts related to the acquisition of optionsXpress Holdings, Inc.

(3)

Includes revenue trades from commissions or principal mark-ups, trades by clients in asset-based pricing relationships and all commission-free trades, including Schwab Mutual Fund OneSource® funds and ETFs, and other proprietary products.

(4)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.